EATON VANCE FLOATING-RATE MUNICIPAL INCOME FUND
Supplement to Prospectus dated August 1, 2013 as revised August 19, 2013

1.  The following replaces the table and first footnote in “Performance” under “Fund Summary”:

Average Annual Total Return as of December 31, 2012	One Year	Five Years	Ten Years
Class A Return Before Taxes	2.08%	3.76%	3.42%
Class A Return After Taxes on Distributions	2.12%	4.15%	3.41%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.45%	3.69%	3.43%
Class I Return Before Taxes	4.51%	4.27%	3.68%
Barclays Capital 1-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.84%	2.32%	2.34%
Barclays Capital 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.20%	6.20%	5.03%

These returns reflect the maximum sales charge for Class A (2.25%).  The Class I performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for other expenses, returns would be different.  Prior to August 19, 2013, the Fund was called Eaton Vance AMT-Free Limited Maturity Municipal Income Fund and employed a different investment strategy.  Effective May 1, 2014, the Fund changed its primary benchmark to Barclays Capital 1-Year Municipal Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund.  Investors cannot invest directly in an Index.

May 1, 2014	14914 5.1.14